UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2006

Commission File No. 000-51342

CHARTWELL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	95-3979080 (I.R.S. Employer Identification No.)

177 Madison Avenue, 2nd Floor

Morristown, New Jersey 07960

(Address and telephone number of principal executive offices) (Zip Code)

(973) 400-7010

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.   Financial Information

Item 2.02.	Results of Operations and Financial Condition

On October 30, 2006, Chartwell International, Inc. issued a press release announcing its results of operations and financial condition for the first quarter ending September 30, 2006. The full text of the press release is set forth in Exhibit 99.1 attached to this report.

Section 9.  Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Exhibit Description
99.1	Press release dated October 30, 2006

(Signature Page Immediately Follows)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTWELL INTERNATIONAL, INC., a Nevada Corporation
Dated: November 1, 2006	/s/ Paul Biberkraut Paul Biberkraut, Chief Financial and Administrative Officer